UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-08611

    Legg Mason Charles Street Trust, Inc.

Name of Fund:

100 Light Street, Baltimore, MD	21202
Address of Principal Executive Offices:

Robert I Frenkel, Esq..

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

Name and address of agent for service:

Registrant’s telephone number, including area code:

Funds Investor Services at 1-800-822-5544

or

Institutional Shareholder Services at 1-888-425-6432.

Date of fiscal year end: December 31

Date of reporting period: June 30, 2009

Item 1.	Report to Shareholders

Global Opportunities Bond Fund

Investment Commentary and

Semi-Annual Report to Shareholders

June 30, 2009

Contents

Fund name change

During the fourth quarter of 2009, it is expected that the Fund’s name will change to Legg Mason Global Opportunities Bond Fund. There will be no change in the Fund’s investment objective or investment policies as a result of the name change.

Commentary
Investment Commentary	ii

Semi-Annual Report to Shareholders
Chairman’s Letter	1
Expense Example	2
Performance Information	3
Portfolio of Investments	6
Financial Statements	11
Notes to Financial Statements	17

Investment Commentary

Global Opportunities Bond Fund

Total returns for the Fund for various periods ended June 30, 2009 are presented below, along with those of comparative indices:

		Average Annual Total Returns
	Six months	One year	Since Inception
Institutional Select Class*	+9.80%	-1.66%	+3.70%
Financial Intermediary Class	N/A	N/A	+15.95%
Institutional Class	N/A	N/A	+12.50%
Citigroup World Government Bond IndexA	-1.50%	+4.00%	+7.73%
Lipper Global Income Funds Category AverageB	+5.75%	-0.58%	+3.09%

The performance data quoted represent past performance and do not guarantee future results. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume the reinvestment of dividends and capital gain distributions. Performance would have been lower if fees and expenses had not been waived and/or reimbursed in various periods. Shares redeemed within sixty days of purchase will be subject to a 2% redemption fee. Performance does not reflect the redemption fee, which would reduce the performance shown. Performance figures for periods shorter than one year represent cumulative figures and are not annualized. Please note that the Financial Intermediary and Institutional Classes have been in existence for less than one year. Results for longer periods may differ, in some cases, substantially.

The inception dates of the Institutional Select, Financial Intermediary and Institutional Classes are November 1, 2006, February 26, 2009 and March 19, 2009, respectively. The Index inception return is for the period beginning November 1, 2006. The Lipper inception return is for the period beginning October 31, 2006. All Index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The gross expense ratios for the Institutional Select, Financial Intermediary and Institutional Classes were 0.67%, 1.16% and 0.86% respectively, as indicated in the Fund’s most current prospectus dated May 1, 2009. These expenses include management fees, 12b-1 distribution and/or service fees and other expenses. As a result of contractual expense limitations, the ratio of expenses other than brokerage, interest, taxes and extraordinary expenses, to average net assets will not exceed 0.65% for Institutional Select Class shares, 0.90% for Financial Intermediary Class shares and 0.75% for Institutional Class shares until April 30, 2010.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

* Prior to November 1, 2008, Institutional Select Class shares were known as Institutional Class shares.

The Investment Commentary is not a part of the Semi-Annual Report to Shareholders.

Investment Commentary

Recession or Recovery?

For the six months ended June 30, 2009, Institutional Select Class shares of Global Opportunities Bond Fund returned 9.80%. The Fund’s unmanaged benchmark, the Citigroup World Government Bond Index (the “Index”), returned -1.50% for the same period. The Lipper Global Income Funds Category Average returned 5.75% over the same time frame.

As we had expected, March turned out to be an inflection point in investor sentiment away from the prevailing pessimism. The bold move by the Federal Reserve Board (“Fed”)C to implement quantitative easing was the catalyst for this shift in confidence.

The turning point in March saw investors return to risk assets. The turn came as conviction grew that massive and broadly-based public sector intervention around the world would avert another Great Depression. Confidence improved as investors bought into the Obama Administration’s plans for stabilizing the U.S. financial system and sentiment was aided by widespread reports of a slowdown in the pace of economic deterioration around the globe.

The rebound in some asset groups has been quite dramatic with the S&P 500 IndexD at the end of June up by nearly 40% from its low in March, while the Chinese stock market—benefiting from more rapid fiscal support and a financial system unaffected by turmoil in the West—was up almost 80% from its lows. Correspondingly, U.S. corporate yields fell, emerging market spreads narrowed and many emerging market currencies rallied.

The rebound in risk assets since March has removed one of the most lopsided reward/risk balances that we have seen in our investment careers. It has been gratifying, but it leaves the investment environment more complex as we advance into the third calendar quarter. Many asset prices have returned to roughly the area they were trading at prior to the bankruptcy of Lehman Brothers. Investors have priced out the likelihood of another Great Depression, but what is expected next is less clear. On top of everything else, the third quarter has started with a shift back toward risk aversion.

The key judgment call is on the outlook for the U.S. and global economy. There isn’t much conviction among investors for a recovery and there is still a lot of fear based on cash levels sitting on the sidelines. Equity indices may have rallied but the S&P 500 Index is below where it started the year and most of the so-called “green shoots” have reflected either a reduction in the speed of economic contraction or improvement in business and consumer confidence.

2009: Better Than Expected

Our view continues to be that things will turn out better than generally expected this year, even if some of the improvements may be caused directly by massive policy stimulus. This improvement could be part of a series of shorter and more compressed economic cycles that develop over the next few years in the U.S. against a longer-term background driven by deleveraging, re-regulation, rising taxes and possible deflation. Nevertheless, over the next six to twelve months, there continue to be many factors which argue for a potential surprise pick-up in economic growth.

Monetary reflationE is still in the early phase.

Last year’s collapse of the financial system caused all the usual transmission mechanisms to break down. The Fed has improvised various shunting mechanisms aimed at restoring financial flows, but only recently have they been large enough to make a difference.

Correspondingly, tangible signs of the reflation process have only begun emerging in the past few months. For example, shorter-term inter-bank spreads are finally approaching normal and BAA-rated corporate bond yields have fallen significantly since early May. Equally important, deal flows are beginning to expand in volume, a crucial and important reflationary development. Commercial banks have been raising capital without the aid of government and many have already paid back Troubled Asset Relief Program (“TARP”) money. In addition, banks are deploying money from increased deposit growth into a wider range of securities including non-agency mortgage-backed securities.

The Investment Commentary is not a part of the Semi-Annual Report to Shareholders.

Investment Commentary

History suggests that these processes have much further to go. The Fed’s balance sheet needs to increase more. Banks’ cash holdings need to stop rising. Corporate credit spreads remain higher than they did at their peak of the last recession and the level of corporate yields needs to come down significantly.

The scale of the collapse in global production and inventories argues, in our opinion, for a sharp rebound in both.

Early-leading indicators like the JPMorgan survey of global manufacturing indices have rebounded dramatically across many countries and are above 50% for manufacturing output in China, India, Brazil, Japan and the UK. The Institute for Supply Management (“ISM”)F output data for the U.S. is also above 50%.

Production is already rebounding—in some cases dramatically—in the developing world, ahead of the developed world and, in the case of China and India, production levels are higher than a year ago. One reason for this development is that the financial systems in the developing regions have not been impaired by the collapse of securitization in the West. Moreover, China’s financial system, in particular, is geared to responding to government directive.

More generally, a snap back in growth is consistent with historical evidence which clearly shows that deep economic contractions lead to rapid economic rebounds, at least measured from the troughs. This pattern is evident in many parts of the world.

•	Japanese industrial production fell 36% peak to trough but has rebounded at a 55% annualized growth rate in the past three months.
•	Spanish mortgage approvals fell 66% but have rebounded at an annualized rate of 159% over the past three months.
•

In the U.S., auto companies are scheduled to boost vehicle production dramatically in the third quarter of 2009. This could have staying power if the U.S. goes ahead with its “cash for clunkers” program. Similar programs have boosted sales in other countries. The University of Michigan Consumer Sentiment Survey shows that households believe it is a great time to buy a car.

Finally, the breadth and scale of fiscal stimulus around the world remain massive.

Barclays Capital estimates that there has been $2.4 trillion in fiscal stimulus committed since February 2008. As a percent of growth domestic product (“GDP”)G, China has led the way at 14%, Singapore is second at 7.4% while the U.S. is third at 6.5%. In dollars, the U.S. fiscal stimulus totals $939 billion with China at $586 billion. The Organization for Economic Cooperation and Development (“OECD”) estimates the Group of Seven (“G-7”)H fiscal thrust increasing to 4% of GDP by 2010.

Less than 10% of the Obama stimulus package has been dispatched. Nonetheless, the impact from the automatic fiscal stabilizers is notable in the U.S. Transfer payments have lifted disposable income growth to about 4%; without this support, incomes would be closer to -2%. Moreover, the full impact of the U.S. government’s most recent fiscal stimulus measures is only beginning to be felt. Momentum will build up during the remainder of 2009 and peak in 2010.

In China, more of the stimulus has come sooner. Loan growth is soaring and consumption is turning higher as the Chinese authorities target domestic spending to make up for the loss of U.S. spending firepower and downturn in Chinese exports. Money growth has turned and is a reliable indicator of GDP growth. Production levels are already at new highs. Car sales have been surging at a 40% annualized rate.

Sustainability and Risks

The biggest drag on global growth is the tendency for U.S. households to reduce their indebtedness and increase their savings rate. Policy stimulus measures in the U.S. and abroad are aimed at countering this trend. But the increased savings rate has swamped the stabilization measures so far. This could change in coming months.

•

The recent change in the savings rate is without historical precedent. Mean reversion tendencies suggest that it won’t keep rising much longer. Low interest rates will also tend to discourage higher household savings rates.

The Investment Commentary is not a part of the Semi-Annual Report to Shareholders.

Investment Commentary

•

Households, in our view, will rebalance their balance sheets dramatically in coming years without the need for significantly higher savings rates. A slightly higher savings rate over the next two years would result in household debt-to-income levels falling back to post-1980 trends by mid-2010 and well below this trend by the end of 2011.

•

Stable house prices would eliminate a big reason for the savings rate to keep rising. In this respect, housing affordability remains at a decades high level owing to price declines. Pending home sales are rebounding. Residential investment as a share of GDP has fallen 50% from its peak in 2005, and the ratio of house prices to per-capita disposable income has fallen to the lowest level in twenty years according to the S&P/Case-Shiller Home Price IndexI.

All this suggests that the drag on growth from U.S. savings is abating while the momentum of global policy stimulus is picking up. It also means that the growth outlook should be better for those regions of the world less directly affected by the U.S. consumption downturn—another reason why the developing world is rebounding faster than the West.

The risk is that growth might sputter if policy stimulus is withdrawn too soon.

The latter seems unlikely for fiscal policy in the U.S. If anything, the debate is over whether to introduce another package of stimulus measures. China too seems prepared to spend more money if necessary.

As for monetary policy, the failure of the Fed’s balance sheet to keep growing is disconcerting. Central banks are groping in the dark over how to measure the impact of their asset purchases on economic reflation. Consequently, the Fed and other central banks seem to be moving deliberately but cautiously, pausing to evaluate the impact of measures taken as they go along. The Fed’s commitment to its scheduled purchase of mortgage-backed securities and Treasury bonds implies more stimulus is coming, but the timing of these purchases is less clear.

Many investors worry that U.S. policy measures are breeding different kinds of risks and will create profound instability. Prolonged expansion of the Fed’s balance sheet is seen by some as inflationary and U.S. government profligacy puts the economy on the fast track to the economic suffocation of a debt trap.

We agree that it is uncomfortable as investors to watch the world’s most important central bank monetizing part of this year’s massive budget deficit. Historical episodes of inflation and hyper-inflation share many present-day ingredients: lots of debt and deficits, aggressive monetary expansion and concerns about the stability of the currency.

But an extrapolation of these developments into an outlook for inflation or worse would be superficial. If anything, the real risk in the outlook is much more skewed to deflation for the following reasons:

1.	For over a decade, strong global growth and low inflation had been built on a balancing act between China’s over-production and America’s over-consumption. We now know that part of the over-consumption in the U.S. was supported by reduced lending and credit standards, regulatory oversight and financial engineering. These conditions have ended and U.S. consumers have caved in, generating a powerful surge in global savings. Correspondingly, global inflation measures have collapsed. Excess capacity utilization is unprecedented around the world and a sinister decline in wages is now apparent in many of the developed countries of the world, including the U.S. and Japan.

2.

The Fed policy rule developed by Stanford economist John Taylor shows that current cyclical conditions in a conventional monetary/financial setting imply that the federal funds rateJ should be dramatically below zero. As this is impossible, the central bank needs to find other mechanisms for expanding the money supply.

3.	More importantly, this is not a conventional monetary/financial setting. The near collapse of the financial system has left many parts broken. Narrowing spreads have occurred in many instances only because of Fed intervention. The money multiplier has collapsed, banks continue to hoard cash and the velocity of circulation is in decline.

Nor do markets buy the inflation/hyper-inflation scenario. Ten-year nominal bond yields remain between 3% and 4%, gold is struggling and the dollar is reasonably stable notwithstanding a campaign by China and Russia to dethrone the buck as the reserve currency and near-universal disdain because of U.S. fiscal trends.

The Investment Commentary is not a part of the Semi-Annual Report to Shareholders.

v

Investment Commentary

The latest debate has been about whether the Fed will be able to withdraw liquidity quickly enough when conditions “renormalize.” The presumption is that the financial system is going back to the way it used to be which would entail a rebound in the money multiplier and the velocity of money. History suggests otherwise.

The Asian financial crisis in the 1990s produced a sudden sharp drop in Korea’s money multiplier which never recovered. Japan’s financial crisis was prolonged and drawn out. Correspondingly, the money multiplier fell gradually from 1992 to 2005. It is unlikely in the extreme that the U.S. financial system will recover to what it was before the crisis over any meaningful time horizon.

Fears of a fiscal crisis seem more realistic, at least in the future. In theory, an economy with a public debt-to-GDP ratioK of 100% funded at an average cost of 4% needs 4% nominal growth just to service the debt. The U.S. public debt-to-GDP ratio is well below this level currently, but will rise substantially when the full cost of the fiscal stimulus is factored in. The saving grace for the moment is that private debt is being reduced, though from a very high level.

For the time being, the marginal cost of funding the government’s borrowing needs are close to zero. The rising personal savings rate and reduced external borrowing requirements show that overall funding needs of the U.S. may be shrinking, not increasing. Crowding out will only be an issue once the private sector has completed its deleveraging process.

Investment Strategy

Our bet this year has been that economic and investment conditions in 2009 would turn out better than the Great Depression scenario reflected in asset prices in late 2008 and earlier this year, and the Fund remains broadly consistent with this theme.

We saw this macro outlook playing out over the year in roughly three phases. The first phase was a renormalization in favor of risk during the first half of the year as authorities moved to reflate and investors gained confidence that a depression scenario was not unfolding. Following this, we anticipated a pause or correction in risk-taking while investors waited for confirmation that reflation was producing growth. The third phase was a resumption of the trend toward risk-taking in the latter part of the year as evidence grew that a recovery was underway. Accordingly, it would appear that the third quarter has brought with it the start of the second phase.

As investors, we are disinclined to be overly tactical in trading around these various potential phases. The big picture is where the money is usually made. Consequently, the Fund continues to be exposed to the prospect of continued reflation and a better-than-expected turnaround in growth.

We maintain significant exposure to the U.S. corporate and mortgage securities markets, both of which are generating substantial income, an ideal situation in a deflationary world. Corporate spreads have come in significantly but remain at levels which were the peaks during the last recession, implying both opportunity and price protection against information risk. For the mortgage exposure, interest rates had reached historical lows early in the second quarter of 2009 providing large amounts of refinance activity. This led to increased prepayment activity providing our positions with substantial returns.

DurationL of the Fund is over seven years with over half of this coming from investments in corporate and mortgage credits. The remainder of the duration is attributable to the weightings in government bonds which account for over half of the securities held in the Fund. The latter can be looked at as a hedge against the possibility that there is no recovery. Equally, we felt that the renormalization in yields earlier this year had left many bond markets oversold. If the current quarter evolves in line with our overall strategy, it may provide an opportunity to reduce duration.

We trimmed dollar weightings at the start of the year expecting reflation would push the dollar lower and shifted our currency bets into areas which would benefit from growth such as the Korean won. Our analysis suggests this currency is trading at a deep discount to its intrinsic value. In addition, it lies in the shadow of China and should benefit from the impressive economic gains made in the region. We also invested significantly in the British pound. It was deeply discounted against any metric of value and the aggressive response of the British authorities in dealing with the crisis argues for the UK economy to be one of the first developed economies to emerge from the recession.

The Investment Commentary is not a part of the Semi-Annual Report to Shareholders.

Investment Commentary

Overall, we are slightly underweight U.S. dollars. Currencies ultimately follow growth and it is clear that many emerging markets are leading the developed world in terms of economic recovery.

We do not own any yen as Japan’s economic condition is deflationary in the extreme and in need of stimulus. These factors limit the currency’s upside if we have entered a corrective phase in risk-taking over the next few months. We are underweight the euro because we believe it is over-valued and the European economy should perform worse than the U.S. We remain overweight the commodity currencies in line with our growth outlook, and in particular on the aggressiveness of China’s reflation efforts. Some volatility of return should be expected in line with our strategy but the underlying trends supporting these currencies remain intact.

David F. Hoffman, CFA

Stephen S. Smith

July 16, 2009

A	The Citigroup World Government Bond Index is a market capitalization-weighted benchmark that tracks the performance of the government bond markets of 14 countries.
B

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. The Lipper Global Income Funds Category Average is comprised of the Fund’s peer group of mutual funds.

C

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

D	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.
E

Reflation is a fiscal or monetary policy, designed to expand a country’s output and curb the effects of deflation. Reflation policies can include reducing taxes, changing the money supply and lowering interest rates.

F

The Institute for Supply Management, formerly known as the National Association for Purchasing Management, is an association that links with more than 48,000 purchasing and supply management professionals. As one of its goals, it surveys purchasing and supply managers to determine industry trends.

G	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.
H	The Group of Seven (“G-7”) consists of seven of the world’s leading countries that meet periodically to achieve a cooperative effort on international economic and monetary issues.
I

The S&P/Case-Shiller Home Price Index measures the residential housing market, tracking changes in the value of the residential real estate market in twenty metropolitan regions across the United States.

J

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

K

The debt-to-GDP ratio is a measure of a country’s federal debt in relation to its gross domestic product (“GDP”). By comparing what a country owes and what it produces, the debt-to-GDP ratio indicates the country’s ability to pay back its debt.

L

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

N/A—Not applicable

The Investment Commentary is not a part of the Semi-Annual Report to Shareholders.

Investment Commentary

Investment Risks: The Fund is non-diversified and may be more susceptible to economic, political or regulatory events than a diversified fund. Foreign securities involve special risks such as currency fluctuations and changes in political and economic conditions. These risks are magnified in emerging markets. The Fund’s share price will decline as interest rates rise. Below-investment grade debt securities involve greater volatility than higher-rated securities. To the extent that the Fund invests in mortgage-backed securities, its exposure to prepayment and extension risks may be greater than investments in other fixed-income securities. The Fund may engage in derivative transactions, which can be illiquid, may disproportionately increase losses and may have a potentially large impact on Fund performance. All investments are subject to risk including the loss of principal. Past performance is no guarantee of future results. Please see the Fund’s prospectus for more information on these and other risks.

The views expressed in this commentary reflect those solely of the portfolio managers as of the date of this commentary and may differ from those of Legg Mason, Inc. as a whole or the other portfolio managers of its affiliates. Any such views are subject to change at any time based on market or other conditions, and the portfolio managers, Global Opportunities Bond Fund, and the Legg Mason entities. Brandywine Global Investment Management, LLC and Legg Mason Investor Services, LLC disclaim any responsibility to update such views. These views are not intended to be a forecast of future events, a guarantee of future results or investment advice. Because investment decisions for the Global Opportunities Bond Fund are based on numerous factors, these views may not be relied upon as an indication of trading intent on behalf of the Fund. The information contained herein has been prepared from sources believed to be reliable, but is not guaranteed by the portfolio managers, Global Opportunities Bond Fund or the Legg Mason entities as to its accuracy or completeness. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

Please note that an investor cannot invest directly in an index.

The Investment Commentary is not a part of the Semi-Annual Report to Shareholders.

Global Opportunities

Bond Fund

Semi-Annual Report to Shareholders

June 30, 2009

Semi-Annual Report to Shareholders

To Our Shareholders,

We are pleased to provide you with Global Opportunities Bond Fund’s semi-annual report for the six months ended June 30, 2009.

Total returns for periods ended June 30, 2009 were:

	Total Returns
	Six Months	Twelve Months
Global Opportunities Bond Fund:
Institutional Select Class*	+9.80%	-1.66%

The performance data quoted represent past performance and do not guarantee future results. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume the reinvestment of dividends and capital gain distributions. Performance would have been lower if fees and expenses had not been waived and/or reimbursed in various periods. Shares redeemed within sixty days of purchase will be subject to a 2% redemption fee. Performance does not reflect the redemption fee, which would reduce the performance shown. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Performance of the Financial Intermediary and Institutional Classes is not shown because these share classes commenced operations on March 19, 2009 and February 26, 2009, respectively.

* Prior to November 1, 2008, Institutional Select Class shares were known as Institutional Class shares.

Dramatically higher volatility in the financial markets has been very challenging for many investors. Market movements have been rapid—sometimes in reaction to economic news, and sometimes creating the news. In the midst of this evolving market environment, we at Legg Mason want to do everything we can to help you reach your financial goals. Now, as always, we remain committed to providing you with excellent service and a full spectrum of investment choices. Rest assured, we will continue to work hard to ensure that our investment managers make every effort to deliver strong long-term results.

We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our enhanced website, www.leggmason.com/individualinvestors. Here you can gain immediate access to many special features to help guide you through difficult times, including:

•	Fund prices and performance,
•	Market insights and commentaries from our portfolio managers, and
•	A host of educational resources.

During periods of market unrest, it is especially important to work closely with your financial advisor and remember that reaching one’s investment goals unfolds over time and through multiple market cycles. Time and again, history has shown that, over the long run, the markets have eventually recovered and grown.

Information about the Fund’s performance over longer periods of time is shown in the Performance Information section within this report. For more information about the Fund share classes included in this report, please contact your financial advisor.

On behalf of the Board and the entire team at Legg Mason, we appreciate your support.

Sincerely,

Mark R. Fetting	David R. Odenath
Chairman	President

July 31, 2009

Semi-Annual Report to Shareholders

Expense Example (unaudited)

Global Opportunities Bond Fund

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

For Institutional Select Class shares, the example is based on an investment of $1,000 invested on January 1, 2009 and held through June 30, 2009; For Financial Intermediary Class and Institutional Class shares, the example is based on an investment of $1,000 invested on February 26, 2009 (commencement of operations) and March 19, 2009 (commencement of operations), respectively, and held through June 30, 2009. The ending values assume dividends were reinvested at the time they were paid.

Actual Expenses

The first line for each class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for the Fund under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account if your shares were held through the entire period.

Hypothetical Example for Comparison Purposes

The second line for each class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the class’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds. Because the example is intended to be comparable to the examples provided by other funds, it is based on a hypothetical investment of $1,000 invested on January 1, 2009 and held through June 30, 2009 for each class, even though the Financial Intermediary Class and Institutional Class did not begin operations until February 26, 2009 and March 19, 2009, respectively. The ending values assume dividends were reinvested at the time they were paid.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional cost. Therefore the second line for each class of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value (see footnotes below)		Ending Account Value 6/30/09	Expenses Paid During the Period (see footnotes below)
Institutional Select Class:
Actual	$1,000.00	A	$1,098.00	$3.38	B
Hypothetical (5% return before expenses)	$1,000.00	A	$1,021.57	$3.26	B
Financial Intermediary Class:
Actual	$1,000.00	C	$1,159.50	$3.33	D
Hypothetical (5% return before expenses)	$1,000.00	A	$1,020.33	$4.51	B
Institutional Class:
Actual	$1,000.00	E	$1,125.00	$2.27	F
Hypothetical (5% return before expenses)	$1,000.00	A	$1,021.08	$3.76	B

A	Beginning account value is as of January 1, 2009.
B

These calculations are based on expenses incurred from January 1, 2009 to June 30, 2009. The dollar amount shown as “Expenses Paid” is equal to the annualized expense ratio of 0.65%, 0.90% and 0.75% for the Institutional Select Class, Financial Intermediary Class, and Institutional Class, multiplied by the average values over the period, multiplied by the number of days in the most recent fiscal period (181) and divided by 365.

C	Beginning account value is as of February 26, 2009 (commencement of operations).
D

This calculation is based on expenses incurred from February 26, 2009 (commencement of operations) to June 30, 2009. The dollar amount shown as “Expenses Paid” is equal to the annualized expense ratio of 0.90% for the Financial Intermediary Class shares, multiplied by the average values over the period, multiplied by the number of days in the fiscal period (125) and divided by 365.

E	Beginning account value is as of March 19, 2009 (commencement of operations).
F

This calculation is based on expenses incurred from March 19, 2009 (commencement of operations) to June 30, 2009. The dollar amount shown as “Expenses Paid” is equal to the annualized expense ratio of 0.75% for the Institutional Class shares, multiplied by the average values over the period, multiplied by the number of days in the fiscal period (104) and divided by 365.

Semi-Annual Report to Shareholders

Performance Information

Fund Performance (Unaudited)

Average Annual Total ReturnsA,B

	Institutional Select Class		Financial Intermediary Class		Institutional Class
Six Months Ended 6/30/09	9.80	%†	N/A		N/A
Twelve Months Ended 12/31/08	(1.66)		N/A		N/A
Inception* through 6/30/09	3.70		15.95	%†	12.50	%†

Cumulative Total ReturnsA,B
Institutional Select Class (Inception date 11/1/06 through 6/30/09)	10.14%
Financial Intermediary Class (Inception date of 2/26/09 through 6/30/09)	15.95
Institutional Class (Inception date of 3/19/09 through 6/30/09)	12.50

†	Not Annualized.
A

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

B	Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value.
*	Inception dates for Institutional Select, Financial Intermediary and Institutional Class shares are November 1, 2006, February 26, 2009 and March 19, 2009, respectively.

Semi-Annual Report to Shareholders

Performance Information (unaudited)—Continued

The graph which follows compares the Fund’s total returns to the Citigroup World Government Bond Index. The graph illustrates the cumulative total return of an initial $1 million investment in Institutional Select Class shares for the periods indicated. The line for the Fund represents the total return after deducting all Fund investment management and other administrative expenses and the transaction costs of buying and selling portfolio securities. The line representing the securities market index does not include any transaction costs associated with buying and selling portfolio securities in the index or other administrative expenses. Due to the limited operating history of Financial Intermediary Class and Institutional Class, performance graphs are not presented.

Total return measures investment performance in terms of appreciation or depreciation in the Fund’s net asset value per share, plus dividends and any capital gain distributions. Average annual returns tend to smooth out variations in a fund’s return, so that they differ from actual year-to-year results.

Both the Fund’s results and the index’s results assume reinvestment of all dividends and distributions at the time they were paid.

The performance data quoted represent past performance and do not guarantee future results. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information please call 1-877-515-3863. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

A	Index returns are periods beginning October 31, 2006.

Semi-Annual Report to Shareholders

Portfolio Composition (unaudited) (as of June 30, 2009)A

Standard & Poor’s Debt RatingsB

(as a percentage of the portfolio)

Maturity Schedule (as a percentage of the portfolio)

A	The Fund is actively managed. As a result, the composition of its portfolio holdings and sectors is subject to change at any time.
B

Standard & Poor’s Ratings Service provides capital markets with credit ratings for the evaluation and assessment of credit risk. These ratings are the opinions of S&P and not absolute measures of quality or guarantees of performance.

Semi-Annual Report to Shareholders

Portfolio of Investments

June 30, 2009 (Unaudited)

Global Opportunities Bond Fund

	RATE	MATURITY DATE	PAR†		VALUE

Long-Term Securities—92.8%
U.S. Government and Agency Obligations—12.2%

Fixed Rate Securities—12.2%
Fannie Mae	6.000%	4/18/36	4,790,000		$5,008,041	A
United States Treasury Bonds	4.500%	5/15/38	22,409,000		23,133,796

Total U.S. Government and Agency Obligations (Cost — $29,705,691)					28,141,837
Foreign Government Obligations—42.1%
Bank Negara Malaysia Monetary Notes	3.833%	9/28/11	2,490,000	MYR	727,197
Canadian Government Bond	6.000%	6/1/11	6,390,000	CAD	5,990,876
Federal Republic of Germany	4.000%	1/4/37	1,085,000	EUR	1,463,892
Federative Republic of Brazil	12.500%	1/5/16	15,365,000	BRL	8,688,973
Government of Indonesia	11.000%	11/15/20	19,830,000,000	IDR	1,893,055
Government of Indonesia	9.500%	7/15/23	14,620,000,000	IDR	1,201,990
Government of Indonesia	10.000%	9/15/24	27,900,000,000	IDR	2,340,080
Government of Malaysia	3.756%	4/28/11	21,295,000	MYR	6,201,055
Government of Malaysia	3.718%	6/15/12	14,438,000	MYR	4,203,335
Government of New Zealand	6.000%	4/15/15	4,955,000	NZD	3,287,717
Government of Poland	5.250%	10/25/17	28,985,000	PLN	8,601,840
Government of Sweden	4.000%	12/1/09	36,330,000	SEK	4,774,766
Mexican Bonos	7.750%	12/14/17	50,540,000	MXN	3,742,753
Mexican Bonos	7.500%	6/3/27	74,600,000	MXN	5,057,138
New South Wales Treasury Corp.	5.500%	3/1/17	15,655,000	AUD	12,126,320
New South Wales Treasury Corp.	6.000%	4/1/19	5,421,000	AUD	4,258,888
Province of Ontario	6.250%	6/16/15	730,000	NZD	461,310
Queensland Treasury Corp.	6.000%	10/14/15	6,330,000	AUD	5,116,238
Republic of South Africa	13.000%	8/31/10	43,135,000	ZAR	5,911,540
United Kingdom Treasury Bond	4.000%	9/7/16	610,000	GBP	1,057,989
United Kingdom Treasury Bond	4.250%	3/7/36	6,445,000	GBP	10,320,899

Total Foreign Government Obligations (Cost—$105,954,860)					97,427,851
Yankee BondsB—4.1%

Electric Utilities—0.8%
E. ON International Finance BV	6.650%	4/30/38	1,845,000		1,991,467	C

Electronic Equipment, Instruments & Components—1.3%
Tyco Electronics Group SA	6.550%	10/1/17	1,710,000		1,552,554
Tyco Electronics Group SA	7.125%	10/1/37	1,750,000		1,417,974

					2,970,528

Semi-Annual Report to Shareholders

	RATE	MATURITY DATE	PAR†		VALUE

Long-Term Securities—Continued
Yankee BondsB—Continued

Oil, Gas and Consumable Fuels—1.0%
Shell International Finance BV	6.375%	12/15/38	2,095,000		$2,281,922

Pharmaceuticals—1.0%
Novartis Securities Investment Ltd.	5.125%	2/10/19	2,200,000		2,250,789

Total Yankee Bonds (Cost—$9,668,203)					9,494,706
Corporate Bonds and Notes—21.0%

Beverages—0.9%
Anheuser-Busch InBev Worldwide Inc.	7.750%	1/15/19	1,830,000		2,001,391	C

Biotechnology—0.8%
Biogen Idec Inc.	6.875%	3/1/18	1,770,000		1,793,353

Capital Markets—0.7%
The Goldman Sachs Group Inc.	6.750%	10/1/37	1,811,000		1,609,968

Commercial Banks—1.6%
Fifth Third Bancorp	8.250%	3/1/38	2,490,000		1,906,100
Korea Development Bank	8.000%	1/23/14	1,740,000		1,886,828

					3,792,928

Communications Equipment—1.1%
Cisco Systems Inc.	5.900%	2/15/39	2,695,000		2,654,023

Computers and Peripherals—0.4%
Dell Inc.	6.500%	4/15/38	1,060,000		1,012,216

Diversified Financial Services—1.8%
General Electric Capital Corp.	7.625%	12/10/14	3,200,000	NZD	1,934,450
Svensk Exportkredit AB	7.625%	7/10/14	3,290,000	NZD	2,151,254

					4,085,704

Electric Utilities—0.2%
Duke Energy Corp.	6.300%	2/1/14	515,000		556,014

Food and Staples Retailing—1.5%
Wal-Mart Stores Inc.	6.500%	8/15/37	1,715,000		1,916,377
Wal-Mart Stores Inc.	6.200%	4/15/38	1,347,000		1,447,568

					3,363,945

Food Products—1.2%
Kraft Foods Inc.	7.000%	8/11/37	2,655,000		2,803,805

Health Care Equipment and Supplies—0.5%
Covidien International Finance SA	6.550%	10/15/37	971,000		1,075,433

Semi-Annual Report to Shareholders

Portfolio of Investments—Continued

Global Opportunities Bond Fund

	RATE	MATURITY DATE	PAR†	VALUE

Long-Term Securities—Continued
Corporate Bonds and Notes—Continued

Health Care Providers and Services—1.4%
UnitedHealth Group Inc.	6.625%	11/15/37	3,023,000	$2,710,419
UnitedHealth Group Inc.	6.875%	2/15/38	525,000	485,939

				3,196,358

Insurance—0.6%
Berkshire Hathaway Finance Corp.	5.400%	5/15/18	1,395,000	1,437,598

Media—3.8%
Comcast Corp.	6.450%	3/15/37	335,000	330,156
Comcast Corp.	6.950%	8/15/37	1,270,000	1,324,202
Comcast Corp.	6.550%	7/1/39	2,200,000	2,196,240
Time Warner Cable Inc.	7.300%	7/1/38	3,580,000	3,729,379
Viacom Inc.	6.875%	4/30/36	1,385,000	1,276,013

				8,855,990

Multiline Retail—0.3%
Target Corp.	6.500%	10/15/37	775,000	783,955

Oil, Gas and Consumable Fuels—0.6%
ConocoPhillips	6.500%	2/1/39	1,320,000	1,405,052

Pharmaceuticals—1.7%
Bristol-Myers Squibb Co.	6.125%	5/1/38	1,675,000	1,810,007
GlaxoSmithKline Capital Inc.	6.375%	5/15/38	1,910,000	2,076,999

				3,887,006

Software—0.9%
Oracle Corp.	6.500%	4/15/38	2,013,000	2,144,139

Water Utilities—1.0%
American Water Capital Corp.	6.593%	10/15/37	2,532,000	2,221,022

Total Corporate Bonds and Notes (Cost—$49,302,134)				48,679,900
Mortgage-Backed Securities—13.4%

Fixed Rate Securities—11.7%
Citigroup Mortgage Alternative Loan Trust 2007-A4 1A5	5.750%	4/25/37	1,491,418	952,706
Countrywide Alternative Loan Trust 2005-J1 3A1	6.500%	8/25/32	793,170	678,036
Countrywide Alternative Loan Trust 2005-26CB A6	5.500%	7/25/35	1,795,000	1,087,430
Countrywide Alternative Loan Trust 2005-J10 1A16	5.500%	10/25/35	1,310,000	743,494
Countrywide Alternative Loan Trust 2005-46CB A20	5.500%	10/25/35	1,039,267	700,870
Countrywide Alternative Loan Trust 2006-43CB 1A6	6.000%	2/25/37	1,793,856	942,105
Countrywide Alternative Loan Trust 2007-22 2A16	6.500%	9/25/37	2,856,266	1,499,094
Countrywide Home Loans 2005-7 A2	5.750%	5/25/37	1,635,000	914,105

Semi-Annual Report to Shareholders

	RATE	MATURITY DATE	PAR†	VALUE

Long-Term Securities—Continued
Mortgage-Backed Securities—Continued

Fixed Rate Securities—Continued
Countrywide Home Loans 2007-3 A12	6.000%	4/25/37	1,680,000	$945,797
Credit Suisse Mortgage Capital Certificates 2007-2 3A4	5.500%	3/25/37	2,415,000	1,559,083
Credit Suisse Mortgage Capital Certificates 2008-2R 1A1	6.000%	7/25/37	2,248,353	1,517,287	C
JPMorgan Alternative Loan Trust 2008-R2 A1	6.000%	11/25/36	2,702,495	1,661,613	C
JPMorgan Alternative Loan Trust 2008-R4 1A1	6.000%	12/27/36	5,314,231	3,627,695	C
MASTR Resecuritization Trust 2008-1 A1	6.000%	9/27/37	1,565,839	1,264,439	C
Prime Mortgage Trust 2006-2 1A14	6.250%	11/25/36	1,166,523	829,280
RBSGC Mortgage Pass Through Certificates 2008-A A1	5.500%	11/25/35	2,358,660	1,632,635	C
WaMu Mortgage Pass Through Certificates 2005-6 2A1	5.500%	8/25/35	1,007,000	630,797
Wells Fargo Mortgage Backed Securities Trust 2007-11 A36	6.000%	8/25/37	4,220,000	2,943,203
Wells Fargo Mortgage Backed Securities Trust 2007-11 A88	6.000%	8/25/37	2,301,827	1,884,574
Wells Fargo Mortgage Backed Securities Trust 2007-11 A90	6.000%	8/25/37	1,299,401	1,127,056

				27,141,299

Variable Rate SecuritiesD—1.7%
Deutsche Mortgage Securities Inc. 2008-RS1 3A1	5.650%	8/28/36	1,892,909	1,107,080	C
Deutsche Mortgage Securities Inc. 2007-RS8 3A1	5.650%	9/28/36	1,822,439	1,064,699	C
MASTR Resecuritization Trust 2008-4 A1	6.000%	6/27/36	1,899,056	1,329,897	C
Thornburg Mortgage Securities Trust 2005-3 B1	5.156%	10/25/35	1,415,195	360,514
Thornburg Mortgage Securities Trust 2005-4 B1	5.310%	12/25/35	544,840	123,992

				3,986,182

Total Mortgage-Backed Securities (Cost—$43,004,746)				31,127,481
Total Long-Term Securities (Cost—$237,635,634)				214,871,775
Total Investments—92.8% (Cost—$237,635,634)E				214,871,775
Other Assets Less Liabilities—7.2%				16,736,744

Net Assets—100.0%				$231,608,519

†	Securities are denominated in U.S. Dollars, unless otherwise noted.
A	On September 7, 2008, the Federal Housing Finance Agency placed Fannie Mae and Freddie Mac into conservatorship.
B	Yankee Bond—A dollar-denominated bond issued in the U.S. by foreign entities.
C

Rule 144a Security—A security purchased pursuant to Rule 144a under the Securities Act of 1933 which may not be resold subject to that rule except to qualified institutional buyers. These securities, which the Fund’s investment adviser has determined to be liquid, represent 7.43% of net assets.

D	The coupon rates shown on variable rate securities are the rates at June 30, 2009. These rates vary with the weighted average coupon of the underlying loans.

Semi-Annual Report to Shareholders

Portfolio of Investments—Continued

Global Opportunities Bond Fund

E

Aggregate cost for federal income tax purposes is substantially the same as book cost. At June 30, 2009, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$4,072,860
Gross unrealized depreciation	(26,836,719)

Net unrealized depreciation	$(22,763,859)

Abbreviations used in this schedule:

AUD	—Australian Dollar
BRL	—Brazilian Real
CAD	—Canadian Dollar
EUR	—Euro
GBP	—British Pound
IDR	—Indonesian Rupiah
MXN	—Mexican Peso
MYR	—Malaysian Ringgit
NZD	—New Zealand Dollar
PLN	—Polish Zloty
SEK	—Swedish Krona
ZAR	—South African Rand

See notes to financial statements.

Semi-Annual Report to Shareholders

Statement of Assets and Liabilities

June 30, 2009 (Unaudited)

Global Opportunities Bond Fund

Assets:
Investment securities at value (Cost—$237,635,634)		$214,871,775
Cash		12,273,773
Foreign currency at value (Cost—$864,398)		864,399
Interest and dividends receivable		3,562,816
Unrealized appreciation of forward foreign currency contracts		997,828
Receivable for fund shares sold		138,461

Total assets		232,709,052

Liabilities:
Unrealized depreciation of forward foreign currency contracts	$633,989
Income distribution payable	197,435
Payable for fund shares repurchased	98,389
Accrued management fee	90,461
Accrued distribution and service fees	8
Accrued expenses	80,251

Total liabilities		1,100,533

Net Assets		$231,608,519

Net assets consist of:
Accumulated paid-in-capital		$254,763,389
Overdistributed net investment income		(1,256,082)
Accumulated net realized gain on investments and foreign currency transactions		348,761
Net unrealized depreciation of investments and foreign currency translations		(22,247,549)

Net Assets		$231,608,519

Net Asset Value Per Share:
Institutional Select Class (24,383,830 shares outstanding)		$9.48
Financial Intermediary Class (4,439 shares outstanding)		$9.48
Institutional Class (47,445 shares outstanding)		$9.48

See notes to financial statements.

Semi-Annual Report to Shareholders

Statement of Operations

For the Six Months Ended June 30, 2009 (Unaudited)

Global Opportunities Bond Fund

Investment Income:
Interest	$7,149,132
Less: Foreign taxes withheld	(46,844)

Total income		$7,102,288

Expenses:
Management fees	$549,334
Distribution and service fees:
Financial Intermediary ClassA	14
Audit and legal fees	41,249
Custodian fees	57,475
Directors’ fees and expenses	25,466
Registration fees	19,294
Reports to shareholders:
Institutional Select Class	9,349
Financial Intermediary ClassA	253
Institutional ClassB	437
Transfer agent and shareholder servicing expense:
Institutional Select Class	10,396
Financial Intermediary ClassA	79
Institutional ClassB	221
Other expenses	30,683

	744,250
Less: Fees waived	(29,984)

Net expenses		714,266

Net Investment Income		6,388,022

Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) on:
Investments	(4,530,292)
Foreign currency transactions	4,944,105

		413,813
Change in unrealized appreciation/(depreciation) of:
Investments	13,587,830
Foreign currency translations	56,227

		13,644,057

Net Realized and Unrealized Gain on Investments		14,057,870

Change in Net Assets Resulting From Operations		$20,445,892

A	For the period February 26, 2009 (commencement of operations) to June 30, 2009.
B	For the period March 19, 2009 (commencement of operations) to June 30, 2009.

See notes to financial statements.

Semi-Annual Report to Shareholders

Statements of Changes in Net Assets

Global Opportunities Bond Fund

	FOR THE SIX MONTHS ENDED JUNE 30, 2009	FOR THE YEAR ENDED DECEMBER 31, 2008
	(Unaudited)
Change in Net Assets:
Net investment income	$6,388,022	$13,441,366
Net realized gain	413,813	2,606,303
Change in unrealized appreciation/(depreciation)	13,644,057	(43,451,414)

Change in net assets resulting from operations	20,445,892	(27,403,745)
Distributions to shareholders from:
Net investment income:
Institutional Select Class	(6,268,090)	(16,474,777)
Financial Intermediary ClassA	(306)	—
Institutional ClassB	(6,739)	—
Net realized gain on investments:
Institutional Select Class	—	(426,540)
Change in net assets from fund share transactions:
Institutional Select Class	(13,871,688)	58,194,349
Financial Intermediary ClassA	39,890	—
Institutional ClassB	406,548	—

Change in net assets	745,507	13,889,287

Net Assets:
Beginning of period	230,863,012	216,973,725

End of period	$231,608,519	$230,863,012

Overdistributed net investment income	$(1,256,082)	$(1,368,969)

A	For the period February 26, 2009 (commencement of operations) to June 30, 2009.
B	For the period March 19, 2009 (commencement of operations) to June 30, 2009.

See notes to financial statements.

Semi-Annual Report to Shareholders

Financial Highlights

Global Opportunities Bond Fund

For a share of each class of capital stock outstanding:

Institutional Select ClassA,B:

	SIX MONTHS ENDED JUNE 30, 2009		YEAR ENDED DECEMBER 31, 2008	PERIOD ENDED DECEMBER 31, 2007C		PERIOD ENDED MARCH 31, 2007D
	(Unaudited)
Net asset value, beginning of period	$8.88		$10.44	$9.93		$10.00

Investment operations:
Net investment income	.25		.53	.37		.18
Net realized and unrealized gain/(loss)	.60		(1.42)	.51		(.08)

Total from investment operations	.85		(.89)	.88		.10

Distributions from:
Net investment income	(.25)		(.65)	(.33)		(.17)
Net realized gain on investments	—		(.02)	(.02)		—
Return of capital	—		—	(.02)		—

Total distributions	(.25)		(.67)	(.37)		(.17)

Net asset value, end of period	$9.48		$8.88	$10.44		$9.93

Total returnE	9.80%		(8.93)%	9.05%		1.01%

Ratios to Average Net Assets:F
Total expenses	.68	%G	.67%	.73	%G	1.58	%G
Expenses net of waivers and/or expense reimbursements, if any	.65	%G	.65%	.66	%G	.65	%G
Expenses including interest expense net of all reductions	.65	%G	.65%	.66	%G	.65	%G
Expenses including interest expense (excluding interest expense) net of all reductionsH	.65	%G	.65%	.65	%G	.65	%G
Net investment income	5.81	%G	5.30%	4.82	%G	4.34	%G

Supplemental Data:
Portfolio turnover rate	24.4%		56.5%	49.5%		25.7%

Net assets, end of period (in thousands)	$231,117		$230,863	$216,974		$92,555
A	The former Institutional Class changed its name to Institutional Select Class effective November 1, 2008.
B	Computed using average daily shares outstanding.
C	For the period April 1, 2007 to December 31, 2007. Effective December 31, 2007, the Fund changed its fiscal year end from March 31 to December 31.
D	For the period November 1, 2006 (commencement of operations) to March 31, 2007.
E

Performance figures may reflect compensating balance credits, fee waivers and/or expense reimbursements. In the absence of compensating balance credits, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

F

Total expenses including interest expense reflects operating expenses prior to any contractual expense waivers and/or compensating balance credits. Expenses including interest expense net of waivers reflects total expenses before compensating balance credits but net of any contractual expense waivers. Expenses including interest expense net of all reductions reflects expenses less any compensating balance credits and/or contractual expense waivers. Expenses excluding interest expense net of all reductions reflects expenses less interest expense, any compensating balance credits, and/or contractual expense waivers.

G	Annualized.
H

As a result of a contractual expense limitation in effect until April 30, 2010, the ratios of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of the Institutional Select Class will not exceed 0.65%.

See notes to financial statements.

Semi-Annual Report to Shareholders

For a share of each class of capital stock outstanding:

Financial Intermediary Class:

	PERIOD ENDED JUNE 30, 2009A,B
	(Unaudited)
Net asset value, beginning of period	$8.33

Investment operations:
Net investment income	.17
Net realized and unrealized gain	1.15

Total from investment operations	1.32

Distributions from:
Net investment income	(.17)

Total distributions	(.17)

Net asset value, end of period	$9.48

Total returnC	15.95%

Ratios to Average Net Assets:D
Total expenses	6.93	%E
Expenses net of waivers, if any	.90	%E
Expenses net of all reductions	.90	%E
Expenses (excluding interest expense) net of all reductionsF	.90	%E
Net investment income	5.62	%E

Supplemental Data:
Portfolio turnover rate	24.4%

Net assets, end of period (in thousands)	$42
A	For the period February 26, 2009 (commencement of operations) to June 30, 2009.
B	Computed using average daily shares outstanding.
C

Performance figures may reflect compensating balance credits, fee waivers and/or expense reimbursements. In the absence of compensating balance credits, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

D

Total expenses including interest expense reflects expense, operating expenses prior to any contractual expense waivers and/or compensating balance credits. Expenses net of waivers reflects total expenses before compensating balance credits but net of any contractual expense waivers. Expenses net of all reductions reflects expenses less any compensating balance credits and/or contractual expense waivers.

E	Annualized.
F

As a result of a contractual expense limitation in effect until April 30, 2010, the ratios of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of the Financial Intermediary Class will not exceed 0.90%.

See notes to financial statements.

Semi-Annual Report to Shareholders

Financial Highlights—Continued

Global Opportunities Bond Fund

For a share of each class of capital stock outstanding:

Institutional Class:

	PERIOD ENDED JUNE 30, 2009A,B
	(Unaudited)
Net asset value, beginning of period	$8.56

Investment operations:
Net investment income	.15
Net realized and unrealized gain	.91

Total from investment operations	1.06

Distributions from:
Net investment income	(.14)

Total distributions	(.14)

Net asset value, end of period	$9.48

Total returnC	12.50%

Ratios to Average Net Assets:D
Total expenses	1.21	%E
Expenses net of waivers, if any	.75	%E
Expenses net of all reductions	.75	%E
Expenses (excluding interest expense) net of all reductionsF	.75	%E
Net investment income	5.78	%E

Supplemental Data:
Portfolio turnover rate	24.4%

Net assets, end of period (in thousands)	$450
A	For the period March 19, 2009 (commencement of operations) to June 30, 2009.
B	Computed using average daily shares outstanding.
C

Performance figures may reflect compensating balance credits, fee waivers and/or expense reimbursements. In the absence of compensating balance credits, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

D

Total expenses including interest expense reflects operating expenses prior to any contractual expense waivers and/or compensating balance credits. Expenses net of waivers reflects total expenses before compensating balance credits but net of any contractual expense waivers. Expenses net of all reductions reflects expenses less any compensating balance credits and/or contractual expense waivers.

E	Annualized.
F

As a result of a contractual expense limitation in effect until April 30, 2010, the ratios of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of the Institutional Class will not exceed 0.75%.

See notes to financial statements.

Semi-Annual Report to Shareholders

Notes to Financial Statements

(Unaudited)

1. Organization and Significant Accounting Policies:

Legg Mason Charles Street Trust, Inc., (“Corporation”) of which Global Opportunities Bond Fund (“Fund”) is a separate series, is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end non-diversified management investment company.

The Fund currently offers three classes of shares: Institutional Select Financial Intermediary and Institutional Classes. The income and expenses of the Fund are allocated proportionately to each class based on daily net assets, except for Rule 12b-1 distribution and service fees, which are charged only on Financial Intermediary Class shares, and transfer agent and shareholder servicing expenses, which are determined separately for each class.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through August 24, 2009, the issuance date of the financial statements.

Investment Valuation

The Fund’s securities are valued under policies approved by and under the general oversight of the Board of Directors. The Fund adopted Statement of Financial Accounting Standards No. 157 (“FAS 157”). FAS 157 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Debt securities are valued at the last quoted bid prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Equity securities for which market quotations are available are valued at the last sale price or official closing price on the primary market or exchange on which they trade. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market and are valued at the bid price as of the close of business of that market. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities at fair value as determined in accordance with the procedures approved by the Fund’s Board of Directors.

If a security is traded on more than one market, which may include foreign markets, the security is generally valued on the market considered by the Fund’s adviser to be the primary market. The Fund will value its foreign securities in U.S. dollars on the basis of the then-prevailing exchange rates.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Semi-Annual Report to Shareholders

Notes to Financial Statements—Continued

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

Description	Quoted Prices in (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
U.S. Government and Agency Obligations	—	$28,141,837	—	$28,141,837
Foreign Government Obligations	—	97,427,851	—	97,427,851
Yankee Bonds	—	9,494,706	—	9,494,706
Corporate Bonds and Notes	—	48,679,900	—	48,679,900
Mortgage-Backed Securities	—	31,127,481	—	31,127,481

Forward Foreign Currency Contracts		363,839		363,839

Total		$215,235,614		$215,235,614

Security Transactions

Security transactions are accounted for as of the trade date. Realized gains and losses from security transactions are reported on an identified cost basis for both financial reporting and federal income tax purposes.

For the six months ended June 30, 2009, security transactions (excluding short-term investments) were as follows:

Purchases		Proceeds From Sales
U.S. Gov’t. Securities	Other	U.S. Gov’t. Securities	Other
$24,900,412	$28,890,724	$17,421,589	$33,293,515

Foreign Currency Translation

Assets and liabilities initially expressed in non-U.S. currencies are translated into U.S. dollars using currency exchange rates determined prior to the close of trading on the New York Stock Exchange, usually at 2:00 p.m. Eastern Time. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing market rates on the dates of such transactions. The effects of changes in non-U.S. currency exchange rates on investment securities and other assets and liabilities are included with the net realized and unrealized gain or loss on investment securities.

Repurchase Agreements

The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, a fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and of the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during a fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian acting on the fund’s behalf, or a third party custodian take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Options, Futures and Swap Agreements

The current market value of an exchange traded option is the last sale price or, in the absence of a sale, the price obtained by reference to broker-dealer quotations. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Futures contracts are marked-to-market on a daily basis. As the contract’s value fluctuates, payments known as variation margin are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. The daily changes in contract value are recorded as unrealized gains or losses, and the Fund recognizes a gain or

Semi-Annual Report to Shareholders

loss when the contract is closed. Swap agreements are priced daily by vendors or advisor models and the change, if any, is recorded as unrealized appreciation or depreciation.

Investment Income and Distributions to Shareholders

Interest income and expenses are recorded on the accrual basis. Bond premiums and discounts are amortized for financial reporting and federal income tax purposes. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income are declared daily and paid monthly. Net capital gain distributions are declared and paid annually in June, if available. An additional distribution may be made in December, to the extent necessary, in order to comply with Federal excise tax requirements. Distributions are determined in accordance with federal income tax regulations, which may differ from those determined in accordance with GAAP. Accordingly, periodic reclassifications are made within the Fund’s capital accounts to reflect income and gains available for distribution under federal income tax regulations.

Compensating Balance Credits

The Fund has an arrangement with its custodian bank, whereby a portion of the custodian’s fee is paid indirectly by credits earned on the Fund’s cash on deposit with the bank. This deposit arrangement is an alternative to purchasing overnight investments.

Credit and Market Risk

Investments in structured securities collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value of these investments resulting in a lack of correlation between their credit ratings and values.

Other

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent upon claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

2. Federal Income Taxes:

It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute to shareholders substantially all of its income and net realized gains on investments, if any, yearly. Therefore, no federal income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of June 30, 2009, no provision for income tax would be required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

Reclassifications

GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share.

3. Financial Instruments:

Forward Currency Exchange Contracts

As part of its investment program, the Fund may utilize forward currency exchange contracts. The nature and risks of these financial instruments and the reasons for using them are set forth more fully in the Fund’s prospectus and statement of additional information.

Semi-Annual Report to Shareholders

Notes to Financial Statements—Continued

Forward foreign currency contracts are marked-to-market daily using forward foreign currency exchange rates supplied by an independent pricing service. The change in a contract’s market value is recorded by a Fund as an unrealized gain or loss. When the contract is closed or delivery is taken, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Fund’s securities, but it does establish a rate of exchange that can be achieved in the future. These forward foreign currency contracts involve market risk in excess of amounts reflected in the financial statements. Although forward foreign currency contracts used for hedging purposes limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

At June 30, 2009, open forward currency exchange contracts (expressed in the contractual currency) were:

Broker	Settlement Date	Contract to				Unrealized Gain/(Loss)
		ReceiveA		DeliverA
Barclays Bank PLC	8/10/2009	AUD	3,064,000	USD	2,253,112	$209,187
HSBC Bank USA	8/7/2009	CAD	7,707,000	USD	6,563,897	66,301
Citibank NA	9/8/2009	EUR	21,766,000	USD	31,103,614	(576,644)
Barclays Bank PLC	9/4/2009	GBP	15,929,000	USD	25,773,122	420,571
HSBC Bank USA	9/4/2009	GBP	5,544,000	USD	9,124,936	(8,367)
HSBC Bank USA	7/7/2009	KRW	8,450,860,000	USD	6,662,818	(26,313)
Citibank NA	7/17/2009	NOK	14,476,000	USD	2,147,074	100,635
Citibank NA	8/13/2009	NZD	3,705,000	USD	2,185,950	199,326
Barclays Bank PLC	11/23/2009	TRY	3,404,000	USD	2,130,829	534
HSBC Bank USA	7/7/2009	USD	135,081	KRW	174,390,000	(1,868)
Citibank NA	7/17/2009	USD	136,652	NOK	895,000	(2,316)
HSBC Bank USA	8/7/2009	USD	317,858	CAD	368,000	1,274
Barclays Bank PLC	8/10/2009	USD	160,832	AUD	202,000	(1,499)
Citibank NA	8/13/2009	USD	161,078	NZD	252,000	(1,159)
Barclays Bank PLC	9/4/2009	USD	658,425	GBP	403,000	(4,269)
Citibank NA	9/8/2009	USD	1,900,063	EUR	1,363,000	(11,554)

						$363,839

A	Definitions of currency abbreviations:

AUD	—	Australian Dollar
CAD	—	Canadian Dollar
EUR	—	Euro
GBP	—	British Pound
KRW	—	South Korean Won
NOK	—	Norwegian Krone
NZD	—	New Zealand Dollar
TRY	—	Turkish Lira
USD	—	United States Dollar

Futures contracts

The Fund may use futures contracts to gain exposure to, or hedge against, changes in the value of interest rates. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit with a broker cash or cash equivalents in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin.” Subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain

Semi-Annual Report to Shareholders

futures including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

4. Derivative Instruments and Hedging Activities

Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities,” requires enhanced disclosure about an entity’s derivative and hedging activities.

Below are tables, grouped by derivative type, that provide information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at June 30, 2009.

Asset Derivatives
	Foreign Exchange Contracts Risk[1]	Other Contracts Risk	Total
Forward Foreign Currency Contracts	$997,828		$997,828

[1]	Balance sheet location: Receivables

Liability Derivatives
	Foreign Exchange Contracts Risk[1]	Other Contracts Risk	Total
Forward Foreign Currency Contracts	$633,989		$633,989

[1]	Balance sheet location: Payables

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the six months ended June 30, 2009. The first table provides additional detail about the amounts and sources of gains/(losses) realized on derivatives during the period. The second table provides additional information about the changes in unrealized appreciation/(depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

Amount of Realized Gain or (Loss) on Derivatives Recognized
	Foreign Exchange Contracts Risk	Other Contracts Risk	Total
Forward Foreign Currency Contracts	$5,229,079	—	$5,229,079

Change in Unrealized Appreciation/Depreciation on Derivatives Recognized
	Foreign Exchange Contracts Risk	Other Contracts Risk	Total
Forward Foreign Currency Contracts	$(313,224)	—	$(313,224)

5. Transactions With Affiliates:

The Fund has an investment management agreement with Legg Mason Fund Adviser, Inc. (“LMFA”). Pursuant to the agreement, LMFA provides the Fund with management and administrative services for which the Fund pays a fee, computed daily and payable monthly, at an annual rate of 0.50% of the Fund’s average daily net assets.

Semi-Annual Report to Shareholders

Notes to Financial Statements—Continued

Brandywine Global Investment Management, LLC (“Brandywine Global”) serves as investment adviser to the Fund pursuant to an investment advisory agreement with LMFA. The investment adviser is responsible, subject to the general supervision of the Board of Directors and LMFA, for the actual investment activity of the Fund. To the extent LMFA receives a management fee after taking into account its contractual obligation to limit expenses as discussed below, LMFA will pay Brandywine Global 90% of the net fees it receives from the Fund.

LMFA has contractually agreed, until April 30, 2010, to waive its fees and reimburse other expenses in any month to the extent the Fund’s expenses, as a percentage of average daily net assets (exclusive of taxes, interest, brokerage and extraordinary expenses), exceed during that month the annual rate of 0.65%, 0.90% and 0.75% for the Institutional Select Class, Financial Intermediary Class and Institutional Class, respectively. Any amounts waived or reimbursed in a particular fiscal year are subject to repayment by the Fund to LMFA to the extent that during the next three fiscal years, the repayment will not cause the Fund’s expenses to exceed the limits stated above. Pursuant to this agreement, at June 30, 2009, management and distribution and service fees waived or reimbursed in the amount of $365,684 remain subject to repayment by the Fund.

Legg Mason Investor Services, LLC (“LMIS”) serves as the distributor of the Fund. The Rule 12b-1 plan for the Financial Intermediary Class of the Fund provides for payments of distribution and service fees to LMIS at an annual rate of up to 0.40% of the Class’s average daily net assets. The Board of Directors of the Fund has approved payments under this plan of 0.25% of average daily net assets.

The Board has approved the substitution of Legg Mason Partners Funds Advisor, LLC (“LMPFA”) for LMFA. Effective upon the substitution, LMPFA will assume the rights and responsibilities of LMFA under its investment management agreement with the Fund, including all of the responsibilities to the Fund described in the Fund’s prospectus. This substitution is expected to occur in the third quarter of 2009.

LMFA, LMPFA, Brandywine Global and LMIS are wholly owned subsidiaries of Legg Mason, Inc.

Under a Deferred Compensation Plan (the “Plan”), directors may elect to defer receipt of all or a specified portion of their compensation. A participating director may select one or more funds in which his or her deferred director’s fees will be deemed to be invested. Deferred amounts remain in the fund until distributed in accordance with the Plan.

6. Line of Credit:

The Fund, along with certain other Legg Mason Funds, participates in a $200 million line of credit (“Credit Agreement”) to be used for temporary or emergency purposes. Pursuant to the Credit Agreement, each participating fund is liable only for principal and interest payments related to borrowings made by that fund. Borrowings under the Credit Agreement bear interest at a rate equal to the prevailing federal funds rate plus the federal funds rate margin. The Fund did not utilize the line of credit during the six months ended June 30, 2009.

Semi-Annual Report to Shareholders

7. Fund Share Transactions:

At June 30, 2009, there were 500 million shares authorized at $0.001 par value for each of the Institutional Select, Financial Intermediary and Institutional Classes shares of the Fund. Transactions in the Fund’s shares were as follows:

	Six Months Ended June 30, 2009		Year Ended December 31, 2008
	Shares	Amount	Shares	Amount
Institutional Select Class
Shares sold	1,721,567	$14,958,586	10,783,183	$111,135,068
Shares issued on reinvestment	572,835	5,047,677	1,331,392	12,776,818
Shares repurchased	(3,901,108)	(33,877,951)	(6,914,717)	(65,717,537)

Net Increase (Decrease)	(1,606,706)	$(13,871,688)	5,199,858	$58,194,349

Financial Intermediary ClassA
Shares sold	4,417	$39,672	—	—
Shares issued on reinvestment	30	279	—	—
Shares repurchased	(8)	(61)	—	—

Net Increase	4,439	$39,890	—	—

Institutional ClassB
Shares sold	46,729	$400,000	—	—
Shares issued on reinvestment	716	6,548	—	—

Net Increase	47,445	$406,548	—	—

A	For the period February 26, 2009 (commencement of operations) to June 30, 2009.
B	For the period March 19, 2009 (commencement of operations) to June 30, 2009.

Global Opportunities Bond Fund

Investment Manager

Legg Mason Fund Adviser, Inc.

Baltimore, MD

Investment Adviser

Brandywine Global Investment Management, LLC

Philadelphia, PA

Transfer Agent

Boston Financial Data Services, Inc.

Quincy, MA

Custodian

State Street Bank and Trust Company

Boston, MA

Counsel

K&L Gates LLP

Washington, DC

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Baltimore, MD

Information about the policies and procedures that Global Opportunities Bond Fund uses to determine how to vote proxies relating to its portfolio securities is contained in the Statement of Additional Information, available without charge upon request by calling 1-888-425-6432 or on the Securities and Exchange Commission’s (“SEC”) website (http://www.sec.gov).

Information regarding how Global Opportunities Bond Fund voted proxies relating to portfolio securities during the most recent twelve month period ended June 30 is also available on the SEC’s website or on the Fund’s website at www.leggmason.com/individualinvestors.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. You may obtain a free copy of the Fund’s portfolio holdings, as filed on Form N-Q, by contacting the Fund at the appropriate phone number, address or website listed below. Additionally, the Fund’s Form N-Q is available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information about the operation of the Public Reference Room can be obtained by calling 1-800-SEC-0330.

This report must be preceded or accompanied by a free prospectus. Investors should consider the Fund’s investment objectives, risks, charges, and expenses carefully before investing. The prospectus contains this and other important information about the Fund. For a free prospectus for this fund, please call 1-877-515-3863. Please read the prospectus carefully before investing.

Legg Mason Investor Services, LLC, Distributor

A Legg Mason, Inc. subsidiary

100 Light Street

P.O. Box 17635

Baltimore, MD 21297-1635

888-425-6432

LMF-789/S(08/09)SR09-896	BWXX011094

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert

Not applicable.

Item 4.	Principal Accounting Fees and Services

Not applicable.

Item 5.	Audit Committee of Listed Registrants

Not applicable.

Item 6.	Schedule of Investments

Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders

The Nominating Committee will accept recommendations for nominations from shareholders. Shareholders may forward recommendations to the Fund Secretary at 100 Light Street, 32nd Floor, Baltimore, Maryland 21202, Attn.: Fund Secretary.

Item 11.	Controls and Procedures

(a)

The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within

90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the SEC’s rule and forms and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)	(1)	Not applicable for semiannual reports.

(a)	(2)	Separate certifications for the Registrant’s principal executive officer and principal financial officer are attached.

(a)	(3)	Not applicable.

(b)		Separate certifications for the Registrant’s principal executive officer and principal financial officer are attached.

The certifications provided pursuant to Rule 30a-2(b) of the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act are not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (“Exchange Act”), or otherwise subject to the liability of that section. Such certifications will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the Registrant specifically incorporates them by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Legg Mason Charles Street Trust, Inc.

By:	David R. Odenath
David R. Odenath
President, Legg Mason Charles Street Trust, Inc.
Date: September 3, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	David R. Odenath
David R. Odenath
President, Legg Mason Charles Street Trust, Inc.
Date: September 3, 2009

By:	Kaprel Ozsolak
Kaprel Ozsolak
Chief Financial Officer and Treasurer, Legg Mason Charles Street Trust, Inc.
Date: September 3, 2009